Events after reporting period	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events after reporting period
29. Events after the reporting period
Management has evaluated subsequent events through April, 4 2025, which is the date these financial statements were available to be issued:
•On February 10, 2025, the Company completed its initial public offering of 24,000,000 common shares (the "IPO"). The IPO was comprised of a primary offering of 9,000,000 newly issued common shares and a secondary offering of 15,000,000 existing common shares. The common shares were sold at an offering price of $16.00 per share, generating proceeds of approximately $136,800, after deducting underwriting discounts and other commissions. Our common shares began trading on the New York Stock Exchange on February 7, 2025 under the symbol "TTAM".
•On March 11, 2025, the underwriters exercised a portion of their overallotment option to purchase 580,756 additional existing shares from TCI (the selling shareholder). The Company did not receive any additional proceeds from the sale of these shares. After completion of the IPO, the Company had 184,362,465 common shares issued and outstanding.
•On March 14, 2025 the Company extended the maturity of the $45,000 committed borrowing facility to June 12,
•On March 19, 2025, the Board of Directors approved the 2025 Omnibus Incentive Plan and the Annual Incentive Plan that enables the Company to issue cash and stock-based incentives to employees, non-employee Directors and other individuals as determined by the Board of Directors.
•On March 28, 2025, the Company amended the cash management agreement with TGF to increase the maximum borrowing limits from $15,000 to $30,000.